Exhibit 99.1

Cray Media:	Investors:
Nick Davis	Paul Hiemstra
206/701-2123	206/701-2044
pr@cray.com	ir@cray.com

CRAY INC. REPORTS SECOND QUARTER 2014 FINANCIAL RESULTS
Company Highlights Significant Recent Customer Wins and Reaffirms Annual Guidance

Seattle, WA - July 29, 2014 - Global supercomputer leader Cray Inc. (Nasdaq: CRAY) today announced financial results for the second quarter ended June 30, 2014.

All figures in this release are based on U.S. GAAP unless otherwise noted. A reconciliation of GAAP to non-GAAP measures is included in the financial tables in this press release. Given the nature of the business, the Company’s results can fluctuate dramatically quarter-to-quarter.

Revenue for the quarter was $85.1 million and compares to $84.5 million in the prior year period. The Company reported a net loss for the quarter of $6.7 million, or $0.18 per diluted share, compared to a net loss of $0.2 million, or $0.00 per diluted share in the second quarter of 2013. Non-GAAP net loss was $8.6 million, or $0.22 per diluted share for the quarter, compared to $7.0 million, or $0.19 per diluted share for the same period last year.

Overall gross profit margin for the second quarter of 2014 was 34% compared to 32% for the second quarter of 2013. Total non-GAAP gross profit margin for the second quarter of 2014 was 35% compared to 33% for the second quarter of 2013.

Operating expenses for the second quarter of 2014 were $42.8 million compared to $36.6 million for the prior year period. Non-GAAP operating expenses for the second quarter of 2014 were $39.9 million, compared to $35.0 million for the prior year period. The increase in 2014 GAAP and non-GAAP operating expenses was driven largely by the Company's investments in big data.

As of June 30, 2014, cash, investments and restricted cash totaled $211.6 million compared to $278.6 million at March 31, 2014. Working capital at the end of the second quarter was $300.5 million, compared to $314.9 million at the end of the first quarter.

“Over the last few months we’ve been on an incredible run of customer wins in both the U.S. and around the world,” said Peter Ungaro, president and CEO of Cray. “These awards, some of them multi-year in nature, reaffirm our belief that we’re in a great position to continue to grow, not only in 2014 but also over the coming years. Our products are competitively strong, with each of our development roadmaps being driven by the continuing convergence of supercomputing and big data we’re seeing in the market.  We believe we’re in a great position to capitalize on this exciting market evolution and to continue to build on our market leadership.”

Outlook
For 2014, while a wide range of results remains possible, the Company anticipates revenue to be in the range of $600 million for the year and, as previously indicated, to be heavily weighted to the fourth quarter as has been typical in recent years. Revenue is expected to be about $125 million for the third quarter. Non-GAAP gross margin for 2014 is anticipated to be in the mid-30% range. Total non-GAAP operating expenses for the year are anticipated to be about $175 million. Based on this outlook, the Company expects to be profitable on both a GAAP and non-GAAP basis for 2014.

The Company’s 2014 effective non-GAAP tax rate is expected to be about 10%.

Actual results for any future period are subject to large fluctuations given the nature of Cray’s business.

Recent Highlights

•
In July, Cray was awarded one of the largest contracts in its history -- a $174 million win to provide the National Nuclear Security Administration (NNSA) with a next generation Cray XC supercomputer and a Cray Sonexion storage system. Nicknamed “Trinity” by NNSA, the system will be used to ensure the safety, security and effectiveness of the U.S.’s nuclear stockpile.

•	In July, Cray announced that it was awarded a contract to provide the Tata Institute for Fundamental Research in Mumbai with a Cray XC30 supercomputer -- the first Cray XC30 system in India.

•	In July, Cray appointed Max Schireson to its Board of Directors. As the CEO of MongoDB, a big data database company, Mr. Schireson brings a strong background in data analytics.

•
In June, Cray announced it was awarded a $54 million contract to provide the Korea Meteorological Administration (KMA) with two next-generation Cray XC supercomputers and a Sonexion storage solution. This system will replace an existing Cray supercomputer and will be used to advance the Administration's weather forecasting and climate research.

•
In June, Cray announced that it had joined the OpenStack Foundation as a Corporate Sponsor. Cray plans to contribute to OpenStack and work to integrate open source capabilities into future Cray products and services.

•
In June, at the 2014 International Supercomputing Conference in Leipzig, Germany, Cray announced the launch of a new data management solution for Lustre file systems. This new capability is designed to simplify the management and preservation of data stored on Lustre, using Cray Tiered Adaptive Storage (TAS).

•
In May, the Center for Computation Sciences at the University of Tsukuba in Japan put another Cray CS300 cluster supercomputer into production -- the second Cray CS300 system to be installed at the University.

Conference Call Information
Cray will host a conference call today, Tuesday, July 29, 2014 at 1:30 p.m. PDT (4:30 p.m. EDT) to discuss its second quarter financial results. To access the call, please dial into the conference at least 10 minutes prior to the beginning of the call at (866) 362-9806. International callers should dial (765) 889-6838. To listen to the audio webcast, go to the Investors section of the Cray website at http://investors.cray.com.

If you are unable to attend the live conference call, an audio webcast replay will be available in the Investors section of the Cray website for 180 days. A telephonic replay of the call will also be available by dialing (855) 859-2056, international callers dial (404) 537-3406, and entering the access code 78154099. The conference call replay will be available for 72 hours, beginning at 4:30 p.m. PDT on Tuesday, July 29, 2014.

Use of Non-GAAP Financial Measures
This press release contains “non-GAAP financial measures” under the rules of the U.S. Securities and Exchange Commission. A reconciliation of GAAP to non-GAAP results is included in the financial tables included in this press release. Management believes that the non-GAAP financial measures that we have set forth provide additional insight for analysts and investors and facilitate an evaluation of Cray’s financial and operational performance that is consistent with the manner in which management evaluates Cray’s financial performance. However, these non-GAAP financial measures have limitations as an analytical tool, as they exclude the financial impact of transactions necessary or advisable for the conduct of Cray’s business, such as the granting of equity compensation awards, and are not intended to be an alternative to financial measures prepared in accordance with GAAP. Hence, to compensate for these limitations, management does not review these non-GAAP financial metrics in isolation from its GAAP results, nor should investors. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, or disclosures required by, generally accepted accounting principles, or GAAP. These measures are adjusted as described in the reconciliation of GAAP to non-GAAP numbers at the end of this release, but these adjustments should not be construed as an inference that all of these adjustments or costs are unusual, infrequent or non-recurring. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. Investors are advised to carefully review and consider this non-GAAP information as well as the GAAP financial results that are disclosed in Cray’s SEC filings.

Additionally, we have not quantitatively reconciled the non-GAAP guidance measures disclosed under “Outlook” to their corresponding GAAP measures because we do not provide specific guidance for the various reconciling items such as stock-based compensation, adjustments to the provision for income taxes, amortization of intangibles, costs related to acquisitions, purchase accounting adjustments, and gain on significant asset sales, as certain items that impact these measures have not occurred, are out of our control or cannot be reasonably predicted. Accordingly, reconciliations to the non-GAAP guidance measures are not available without unreasonable effort. Please note that the unavailable reconciling items could significantly impact our financial results.
About Cray Inc.
Global supercomputing leader Cray Inc. (Nasdaq: CRAY) provides innovative systems and solutions enabling scientists and engineers in industry, academia and government to meet existing and future simulation and analytics challenges. Leveraging more than 40 years of experience in developing and servicing the world’s most advanced supercomputers, Cray offers a comprehensive portfolio of supercomputers and big data storage and analytics solutions delivering unrivaled performance, efficiency and scalability. Cray’s Adaptive Supercomputing vision is focused on delivering innovative next-generation products that integrate diverse processing technologies into a unified architecture, allowing customers to meet the market’s continued demand for realized performance. Go to www.cray.com for more information.

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933, including, but not limited to, statements related to Cray’s financial guidance and expected future operating results and its product sales and delivery plans. These statements involve current expectations, forecasts of future events and other statements that are not historical facts. Inaccurate assumptions as well as known and unknown risks and uncertainties can affect the accuracy of forward-looking statements and cause actual results to differ materially from those anticipated by these forward-looking statements. Factors that could affect actual future events or results include, but are not limited to, the risk that Cray does not achieve the operational or financial results that it expects, the risk that the systems ordered by customers are not delivered when expected, do not perform as expected once delivered or have technical issues that must be corrected before acceptance, the risk that the acceptance process for delivered systems is not completed, or customer acceptances are not received, when expected or at all, the risk that Cray will not be able to secure orders for Cray systems to be delivered and accepted in 2014 when or at the levels expected, the risk that Cray’s big data products, including storage, are not as successful as expected, the risk that Cray is not able to successfully complete its planned product development efforts in a timely fashion or at all, the risk that planned future third-party processors are not available with the performance expected or when expected, the risk that Cray is not able to achieve anticipated gross margin or expense levels, and such other risks as identified in Cray’s quarterly report on Form 10-Q for the period ended June 30, 2014, and from time to time in other reports filed by Cray with the U.S. Securities and Exchange Commission. You should not rely unduly on these forward-looking statements, which apply only as of the date of this release. Cray undertakes no duty to publicly announce or report revisions to these statements as new information becomes available that may change Cray’s expectations.

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Cray is a federally registered trademarks of Cray Inc. in the United States and other countries, and XC30 and Sonexion are trademarks of Cray Inc. Other product and service names mentioned herein are the trademarks of their respective owners.

CRAY INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited and in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Revenue:
Product	$61,748	$62,353	$91,763	$122,221
Service	23,399	22,114	48,494	41,793
Total revenue	85,147	84,467	140,257	164,014
Cost of revenue:
Cost of product revenue	43,967	47,477	67,939	93,047
Cost of service revenue	12,176	10,189	25,377	20,017
Total cost of revenue	56,143	57,666	93,316	113,064
Gross profit	29,004	26,801	46,941	50,950
Operating expenses:
Research and development, net	24,189	19,968	46,810	40,194
Sales and marketing	13,259	11,550	25,035	22,693
General and administrative	5,316	5,085	10,729	10,570
Total operating expenses	42,764	36,603	82,574	73,457
Loss from operations	(13,760)	(9,802)	(35,633)	(22,507)

Other income (expense), net	(337)	145	(983)	(190)
Interest income, net	84	204	145	580
Loss before income taxes	(14,013)	(9,453)	(36,471)	(22,117)
Income tax benefit	7,265	9,303	16,785	14,357
Net loss	$(6,748)	$(150)	$(19,686)	$(7,760)

Basic net loss per common share	$(0.18)	$—	$(0.51)	$(0.21)
Diluted net loss per common share	$(0.18)	$—	$(0.51)	$(0.21)

Basic weighted average shares outstanding	38,509	37,658	38,414	37,497
Diluted weighted average shares outstanding	38,509	37,658	38,414	37,497

CRAY INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited and in thousands, except share amounts)

	June 30, 2014	December 31, 2013
ASSETS
Current assets:
Cash and cash equivalents	$120,512	$192,633
Restricted cash	20,015	—
Short-term investments	48,194	14,048
Accounts and other receivables, net	77,366	182,527
Inventory	191,657	95,129
Prepaid expenses and other current assets	35,380	20,999
Total current assets	493,124	505,336

Long-term restricted cash	15,100	13,768
Long-term investments	7,813	—
Property and equipment, net	30,718	30,278
Service inventory, net	1,798	1,828
Goodwill	14,182	14,182
Intangible assets other than goodwill, net	5,103	6,362
Deferred tax assets	27,690	19,206
Other non-current assets	10,668	12,406
TOTAL ASSETS	$606,196	$603,366

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$75,514	$34,225
Accrued payroll and related expenses	6,816	22,470
Other accrued liabilities	8,259	22,225
Deferred revenue	102,048	91,488
Total current liabilities	192,637	170,408

Long-term deferred revenue	47,917	50,477
Other non-current liabilities	7,014	6,894
TOTAL LIABILITIES	247,568	227,779

Shareholders’ equity:
Preferred stock — Authorized and undesignated, 5,000,000 shares; no shares issued or outstanding	—	—
Common stock and additional paid-in capital, par value $.01 per share — Authorized, 75,000,000 shares; issued and outstanding 40,902,285 and 40,469,854 shares, respectively	592,106	586,243
Accumulated other comprehensive income	(1,283)	853
Accumulated deficit	(232,195)	(211,509)
TOTAL SHAREHOLDERS’ EQUITY	358,628	375,587
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$606,196	$603,366

CRAY INC. AND SUBSIDIARIES
Reconciliation of Selected U.S. GAAP Measures to non-GAAP Measures
(Unaudited; in millions, except EPS)

		Three Months Ended June 30, 2014
		Net Loss	Operating Loss	Diluted EPS	Gross Profit	Operating Expenses
GAAP		$(6.7)	$(13.8)	$(0.18)	$29.0	$42.8

Share-based compensation	(1)	2.9	2.9	0.08	0.1	2.8
Purchase accounting adjustments	(2)	0.2	0.2	0.01	0.2
Amortization of acquired intangibles	(2)	0.6	0.6	0.02	0.5	0.1
Income tax on reconciling items	(3)	0.4		0.01
Other items impacting tax provision	(4)	(6.0)		(0.16)
Total reconciling items		$(1.9)	$3.7	$(0.04)	$0.8	$2.9

Non-GAAP		$(8.6)	$(10.1)	$(0.22)	$29.8	$39.9

		Three Months Ended June 30, 2013
		Net Loss	Operating Loss	Diluted EPS	Gross Profit	Operating Expenses
GAAP		$(0.2)	$(9.8)	$—	$26.8	$36.6

Share-based compensation	(1)	1.6	1.6	0.04	0.1	1.5
Purchase accounting adjustments	(2)	0.1	0.1	—	0.1
Amortization of acquired intangibles	(2)	0.6	0.6	0.02	0.5	0.1
Income tax on reconciling items	(3)	0.2		0.01
Other items impacting tax provision	(4)	(9.3)		(0.26)
Total reconciling items		$(6.8)	$2.3	$(0.19)	$0.7	$1.6

Non-GAAP		$(7.0)	$(7.5)	$(0.19)	$27.5	$35.0

Notes
(1) Adjustments to exclude non-cash expenses related to share-based compensation
(2) Adjustments to exclude amortization of acquired intangible and other intangible assets and other acquisition-related charges related to the acquisition of Appro International, Inc.
(3) Tax impact associated with reconciling items at non-GAAP tax rate
(4) Adjustments to reflect cash tax impact considering benefits principally related to Cray’s net operating loss carryforwards and changes in Cray’s valuation allowance held against deferred tax assets

CRAY INC. AND SUBSIDIARIES
Reconciliation of Selected U.S. GAAP Measures to non-GAAP Measures
(Unaudited; in millions, except percentages)

		Three Months Ended June 30, 2014
		Product		Service		Total
		Gross Profit	Gross Margin	Gross Profit	Gross Margin	Gross Profit	Gross Margin
GAAP		$17.8	29%	$11.2	48%	$29.0	34%

Share-based compensation	(1)	—		0.1		0.1
Purchase accounting adjustments	(2)	0.2		—		0.2
Amortization of acquired intangibles	(2)	0.5		—		0.5
Total reconciling items		$0.7	1%	$0.1	—%	$0.8	1%

Non-GAAP		$18.5	30%	$11.3	48%	$29.8	35%

		Three Months Ended June 30, 2013
		Product		Service		Total
		Gross Profit	Gross Margin	Gross Profit	Gross Margin	Gross Profit	Gross Margin
GAAP		$14.9	24%	$11.9	54%	$26.8	32%

Share-based compensation	(1)	—		0.1		0.1
Purchase accounting adjustments	(2)	0.1		—		0.1
Amortization of acquired intangibles	(2)	0.5		—		0.5
Total reconciling items		$0.6	1%	$0.1	—%	$0.7	1%

Non-GAAP		$15.5	25%	$12.0	54%	$27.5	33%

Notes
(1) Adjustments to exclude non-cash expenses related to share-based compensation
(2) Adjustments to exclude amortization of acquired intangible and other intangible assets and other acquisition-related charges related to the acquisition of Appro International, Inc.

CRAY INC. AND SUBSIDIARIES
Reconciliation of GAAP to non-GAAP Net Income
(Unaudited; in millions except per share amounts and percentages)

		Three Months Ended June 30,		Six Months Ended June 30,
		2014	2013	2014	2013
GAAP Net Loss		$(6.7)	$(0.2)	$(19.7)	$(7.8)

Non-GAAP adjustments impacting gross profit:
Share-based compensation	(1)	0.1	0.1	0.2	0.2
Purchase accounting adjustments	(2)	0.2	0.1	0.3	1.1
Amortization of acquired and other intangibles	(2)	0.5	0.5	1.0	1.0
Total adjustments impacting gross profit		0.8	0.7	1.5	2.3

Non-GAAP gross margin percentage		35%	33%	35%	32%

Non-GAAP adjustments impacting operating expenses:
Share-based compensation	(1)	2.8	1.5	5.2	3.1
Amortization of acquired intangibles	(2)	0.1	0.1	0.2	0.2
Total adjustments impacting operating expenses		2.9	1.6	5.4	3.3

Non-GAAP adjustments impacting tax provision:
Income tax on reconciling items	(3)	0.4	0.2	0.7	0.5
Other items impacting tax provision	(4)	(6.0)	(9.3)	(14.2)	(13.7)
Total adjustments impacting tax provision		(5.6)	(9.1)	(13.5)	(13.2)

Non-GAAP Net Loss		$(8.6)	$(7.0)	$(26.3)	$(15.4)

Non-GAAP Diluted Net Loss per common share		$(0.22)	$(0.19)	$(0.69)	$(0.41)

Diluted weighted average shares		38.5	37.7	38.4	37.5

Notes
(1) Adjustments to exclude non-cash expenses related to share-based compensation
(2) Adjustments to exclude amortization of acquired intangible assets and other acquisition-related charges related to the acquisition of Appro International, Inc.
(3) Tax impact associated with reconciling items at non-GAAP tax rate
(4) Adjustments to reflect cash tax impact considering benefits principally related to Cray’s net operating loss carryforwards and changes in Cray’s valuation allowance held against deferred tax assets